United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 5, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the EDGAR Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement

Introduction

We have entered into three agreements that are discussed below, a Restructuring Agreement involving a restructuring of Leclanché S. A., a Swiss share company (“Leclanché” [SIX Swiss Exchange Symbol “LECN”]), which specializes in the production of large-format lithium ion cells and energy storage solutions; a Loan and Security Transfer Agreement whereby we have agreed to transfer our Convertible Loan and Investment Agreement and related security agreements with Leclanché dated May 30, 2014, and as amended on August 5, 2014, to Recharge ApS, a Danish private limited company, with its principal place of business at Frederiksgade 21, 1st Floor, DK-1265 Copenhagen, Denmark (“Recharge”); and a Letter of Intent to acquire certain shares of Leclanché from Precept Fund Management SPC (“Precept”), which are held by Precept for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”) and Prescient Fund Segregated Portfolio (“Prescient SP”).  Precept is an Exempted Segregated Portfolio Company and is recognized as a mutual fund with the Cayman Islands Monetary Authority (CIMA) under Section 4(3) of the Mutual Funds Law of the Cayman Islands (2012 Revision), with

Registration Number 656283, and Prescient Fund and Prescient SP are its duly registered segregated portfolios. Voting authority over the shares of our common stock owned by Precept Fund and Prescient SP, which, together, amount to approximately 141,413,888 shares or approximately 90.3% of our outstanding voting securities of 156,559,722 in the following paragraph.

On April 11, 2014, Precept Asset Management Limited (“PAML”), which is the investment manager for Precept and which is owned by Stephen J. Barber, our Executive Chairman and CEO and a director, provided us with a letter of support expressing continued support of our operations by Precept and Prescient SP and their intent to facilitate the provision of additional funding as reasonably requested by us through March 31, 2015, at the earliest, and mentioned its majority ownership interest in Leclanché, with whom we executed a Joint Development and Marketing Agreement on April 9, 2014.  For reference to additional information about our Joint Marketing Agreement, see Item 9.01.  Precept, for and on behalf of Prescient SP, from July, 2013, to date, has provided us with approximately $6,760,000 in funding; and Precept, for and on behalf of Precept Fund, has provided us approximately $2,200,000.  While PAML, as investment manager, plays an important role as advisor of Precept, the corporate governance mechanism put in place in the investment management agreement between these parties does not allow the investment manager to exercise control over Precept and our shares held by Precept for or on behalf of Prescient SP and Precept Fund. The reason being that Prince Michael Foundation (“PMF”), through its indirect holding of all of the management shares (voting, non-participating shares) of Precept, is, at any time, ultimately in control over Precept and our shares held by Precept for and on behalf of Prescient SP and Precept Fund. It is particularly noteworthy, that the investment manager has no general power of attorney to vote our shares held by Precept for and on behalf of Prescient SP or Precept Fund at our shareholders’ meetings; instead, for each shareholders’ meeting of Oakridge, the investment manager requires a specific power of attorney, which is granted by resolution of the Board of Directors of Precept (which implies that Precept agrees with the investment manager’s specific suggestion regarding the exercising of the voting rights). In addition, PMF can terminate the investment management agreement with PAML and thereby cut any influence of the investment manager on our shares held by Precept for and on behalf of Prescient SP or Precept Fund.

Effective June 1, 2014, we entered into a Convertible Loan and Investment Agreement dated as of May 30, 2014, with Leclanché (the “Leclanché Loan Agreement”), which was amended on August 5, 2014.  The initial Leclanché Loan Agreement provided for us to loan Leclanché CHF3,000,000 or approximately US$3,355,000 at the then prevailing exchange rates, while the amended Leclanché Loan Agreement provided for us to loan Leclanché CHF5,000,000 or approximately $5,489,895 at the then prevailing exchange rates.  All funds were payable in Swiss Francs; interest accrued on the unpaid balance at the rate of two percent per annum; amounts advanced and accrued interest were payable at the maturity of the loan, which was June 30, 2016; and principal, accrued interest and related fees could be converted by us to purchase shares of Leclanché at CHF1.50.  The Leclanché Loan Agreement also contained customary representations and warranties of the parties and various conditions to the loan advances required of us, among other terms and conditions.  For reference to additional information about the Leclanché Loan Agreement, see Item 9.01.

On June 19, 2014, Precept, for and on behalf of Prescient SP, advanced Leclanché CHF3,000,000 to fund our required loan amount under the Leclanché Loan Agreement, in anticipation of completing a Private Placement Subscription Agreement (the “Subscription Agreement”) to purchase approximately 16,775,000 shares of our common stock at US$0.20 per share in consideration of such advance of funds.  The CHF3,000,000 was loaned to Precept by Bruellan Corporate Governance Action Fund Walker House, an exempted limited liability company under the Companies Law (as amended) of the Cayman Islands, with its principal place of business at 87 Mary Street, George Town, Grand Cayman, KYI-9005, Cayman Islands (“Bruellan”), on or about such date.  Bruellan had made a previous unrelated loan to Precept of CHF1,700,000 on or about April 23, 2014.  The Subscription Agreement was executed on August 13, 2014, and we issued 16,775,000 shares of our common stock at US$0.20 to Prescient SP in payment of the advance of 3,355,000 on August 20, 2014.  For reference to additional information about the Subscription Agreement, see Item 9.01.

The amounts advanced by us (including those advanced by Precept for and on behalf of Prescient SP) under the Leclanché Loan Agreement were secured by Leclanché’s present and future receivables; claims from inter-group loans and bank account claims; all patent and trademark applications; a first ranking lien on 100% of the shares of its Subsidiary (“Leclanché Gmbh”); and although it is was agreed that with respect to all other additional security for the Leclanché Loan Agreement that we and Precept would participate in such additional security on a pro rata basis, relative to Precept’s prior CHF17,000,000 loan to Leclanché and our CHF5,000,000 loan to Leclanché, or the respective amounts outstanding on such loans at any particular time, Precept had converted all of its CHF17,000,000 loan into equity in Leclanché as of June 30, 2014, at a price of approximately CHF1.50 per share, so there was no outstanding loan balance owed by Leclanché; accordingly, we were then the only secured creditor of Leclanché.  This sharing provision was in the initial Leclanché Loan Agreement; and the only material change to the Leclanché Loan Agreement when it was amended on August 5, 2014, was the increase in the loan amount from CHF3,000,000 to CHF5,000,000.

On August 6, 2014, we wired CHF1,600,000 to Leclanché under the Leclanché Loan Agreement; and the balance of CHF400,000 was drawn down by Leclanché on September 11, 2014, resulting in our having advanced the entire amount due under the loan.

For reference to additional information about the Leclanché Loan Agreement, see Item 9.01.

(i)

Leclanché Restructuring Agreement; and Loan and Security Transfer Agreement

Restructuring Agreement.  Effective December 7, 2014, and subject to the execution and delivery of the Letter of Intent described below under subparagraph (ii), we, Precept, for and on behalf of Precept Fund and Prescient SP, Bruellan and Recharge, executed and delivered a Restructuring Agreement and a Loan and Security Transfer Agreement whereby Recharge would acquire our interest in the Leclanché Loan Agreement; and Recharge would grant Leclanché a secured convertible loan facility in the amount of CHF21,000,000, CHF13,000,000 of which will fund the Leclanché 2015 Operating Plan (“Facility A”); and CHF8,000,000 of which will fund the Leclanché 2015 Growth Plan (“Facility B”).  The Restructuring Agreement was subject to various conditions, which included, among other terms and conditions, the due execution of various related agreements, including the Loan and Security Transfer Agreement under which Recharge would acquire our interest in the Leclanché Loan Agreement; the execution and delivery by Leclanché of a new Convertible Loan Agreement with Recharge; and the approval of the Swiss Takeover Board (“TOB”) regarding the resulting change in control of Leclanché under the various agreements.  CHF5,250,000 will be paid by Recharge on closing under the Restructuring Agreement and the related Loan and Security Transfer Agreement, CHF4,300,000 to Bruellan for payment of the CHF4,700,000 it loaned to Precept, which is referenced above under the caption “Introduction,” leaving a balance of CHF400,000 due to Bruellan by Precept; CHF458,000 to us, which will be paid to Precept’s legal counsel to or for the benefit of Precept for legal fees related to these various agreements and other representation, along with accrued interest on such fees; and CHF492,000 to Leclanché.  The Restructuring Agreement also contains various undertakings of the parties, whereby Precept and Bruellan will independently vote their respective shares at the required Leclanché shareholders’ meeting in favor of the restructuring and related agreements and the two nominees of Recharge to the Leclanché Board of Directors; Recharge will convert the Leclanché Loan Agreement to acquire 9.9% of the outstanding voting securities of Leclanché, with such shares to be subject to a 180 day lock-up, subject to certain listed exceptions; and compliance with all applicable disclosure duties and delivery of information for disclosure purposes, along with indemnification provisions for the benefit of the respective parties.  The Loan and Security Transfer Agreement essentially follows the terms and conditions of the Restructuring Agreement and also contains, among other terms and conditions, customary representations and warranties of the parties; conditions of the closing; actions required to be completed before and after closing, along with miscellaneous terms and conditions. Copies of the Restructuring Agreement and the Loan and Security Transfer Agreement are filed as Exhibits to this Current Report, and the foregoing summary is subject to such reference.  See Item 9.01.

(ii)

Letter of Intent

Letter of Intent.  Effective December 5, 2014, and subject to the execution and delivery of the Restructuring Agreement and the Loan and Security Transfer Agreement, we and Precept executed a binding Letter of Intent whereby we agreed to acquire and Precept agreed to sell 11,000,000 shares of Leclanché, free and clear of any liens or encumbrances, at a purchase price of CHF4.00 per each share (the “Purchase Price”).  The Purchase Price was calculated based on the U.S. Dollar exchange rate for CHF on the close of business on December 4, 2014, which was 1.0301 U.S. Dollars for one CHF or US$4.12 per share. The Leclanché shares had a closing price on the SIX Swiss Exchange on such date of CHF4.888 or approximately US$5.03.  The Purchase Price will be paid as follows: (1) receipt of credit on the Purchase Price of CHF5,000,000, such sum being our cost basis in the Leclanché Loan Agreement, also to be based upon the U.S. Dollar exchange rate for CHF on the close of business on December 4,

2014; and (2) the issuance to Precept of a number of shares of our common stock that are comprised of “restricted securities” as defined in SEC Rule 144, valued at the closing price of our common stock on December 3, 2014, which was US$0.51, and which will equal the balance of the Purchase Price, after deduction of the CHF5,000,000.  As a result, on closing, we will issue Precept, or as designated by it, to or for the benefit of one of its portfolios, 78,763,725 shares of our common stock.  This issuance was computed by multiplying the CFH5,000,000 by the referenced closing exchange rate at December 4, 2014, of 1.0301, which equalled a credit of US$5,150,500; deducting this amount from the Purchase Price of the 11,000,000 Leclanché shares multiplied by the referenced US$4.12 per share price, which equalled $45,320,000, leaving a balance of $40,169,500; and divided by the closing price of our common stock of US$0.51 on December 4, 2014, resulting in a quotient of 78,763,725 shares being required to be issued by us in payment of the balance of the Purchase Price.  The Letter of Intent is also subject to the execution and delivery of a Definitive Agreement, as defined therein, and the closing thereof, among other terms and conditions.  A Copy of the Letter of Intent is filed as an Exhibit to this Current Report, and the foregoing summary is subject to such reference.  See Item 9.01.  The parties anticipate executing the Definitive Agreement as soon as is reasonably practical.

Assuming the issuance of the 78,763,500 shares, we would have 235,323,222 outstanding shares of our common stock, and based upon the current collective ownership of approximately 141,413,888 of our shares by Prescient SP and Precept Fund, or approximately 90.3% of our currently outstanding voting securities of 156,559,722, Precept, singly or for or on behalf of these two portfolios, would own 220,177,388 of our shares or approximately 93.35% of our outstanding voting securities.  See the references above the caption “Introduction” about our Executive Chairman and CEO, Stephen J. Barber, who is the sole owner of PAML, which is the investment manager for Precept, regarding the voting of shares owned by Precept and its portfolios.

It is anticipated that all of these agreements will be completed as contemplated; however, no assurance can be given that such will be the case; nor can any assurance be given that our purchase of shares of Leclanché, if completed, will be beneficial to us or that we will realize present or future value from the sale of disposition of these shares in the future or from our Joint Marketing Agreement with Leclanché.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

See Item 1.01.

Item 7.01 Regulation FD Disclosure.

See Exhibit 99 in Item 9.01.

The information contained in this Item 7.01 and in Exhibit 99 is being furnished, and shall not be deemed to be “filed,” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.*

Description of Exhibit

10.1	Restructuring Agreement	Filed herewith
10.2	Loan and Security Transfer Agreement	Filed herewith
10.3	Letter of Intent	Filed herewith
99	Press Release	Filed herewith

*	Where located in previously filed reports*
Joint Marketing Agreement	Exhibit 10.2 Current Report on Form 8-K dated April 6, 2014, and filed with the SEC on April 11, 2014.
Amendment and Restatement Agreement Schedule – Convertible Loan and Investment Agreement	Exhibit 10.2 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Re-Assignment and Security Assignment Agreement	Exhibit 10.3 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Patent and Trademark Pledge Agreement	Exhibit 10.4 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Share Pledge Agreement	Exhibit 10.3 to our Quarterly Report on Form 10Q for the quarter ended September 30, 2014, filed with the Securities and Exchange Commission on November 19, 2014.
Prescient Private Placement Agreement	Exhibit 10.1 to our Quarterly Report on Form 10Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission on August 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	December 11, 2014	By:	/s/ Mark L. Meriwether
Mark L. Meriwether
Vice President, Secretary and Director